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                                   UAM FUNDS
                      Funds for the Informed Investor/sm/

                         NWQ Special Equity Portfolio
                          Institutional Class Shares
                      Institutional Service Class Shares
                       Supplement dated October 29, 2001
                    to the Prospectuses dated March 1, 2001

On September 7, 2001, the Board of Directors of UAM Funds, Inc. approved the reorganization of the NWQ Special Equity Portfolio (the "Portfolio") into the PBHG New Perspective Fund (the "PBHG Fund"), a series of PBHG Funds (the "Reorganization"). A special shareholder meeting has been called to vote on the approval of an Agreement and Plan of Reorganization on behalf of the Portfolio (the "Plan"). A proxy statement will be mailed to shareholders entitled to vote on the Plan in advance of the shareholder meeting.

If the Plan is approved by the Portfolio's shareholders, those shareholders will become shareholders of the PBHG Fund. Shareholders of the Portfolio should refer to the proxy materials for details on the special shareholder meeting and the Reorganization. If the Plan is approved by shareholders, it is expected that the Reorganization will occur in December 2001.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



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